Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	The Compensation Committee last granted a stock option in February 2025. The Company does not (i) grant stock options or similar awards to directors, officers and significant shareholders who file reports with the SEC under Section 16(a) under the Exchange Act or other Vice Presidents and above who directly report to the Chief Executive Officer, in anticipation of the release of material nonpublic information that is likely to result in changes to the price of the Company’s shares of common stock, such as a significant positive or negative earnings announcement, or (ii) time the public release of such information based on stock option grant dates. In addition, the Company does not grant stock options or similar awards during the four business days prior to or the one business day following the filing of periodic reports or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of the Company’s stock on the date of grant. The Company typically grants annual retention stock options to all of its employees during the Compensation Committee meeting taking place in the first quarter of each year. The Company also grants stock options to new hires soon after the employee start date.
Award Timing MNPI Considered [Flag]	false
MNPI Disclosure Timed for Compensation Value [Flag]	false